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                                                                    EXHIBIT 4.2



                             RAILWORKS CORPORATION
                     Series A Convertible Preferred Stock
                           13,700 Shares Authorized
                           Par Value $.01 per Share




THIS CERTIFIES THAT _____________________________________ is the owner of
___________________ fully paid and non-assessable Shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.

Dated __________________



/s/                                          /s/
-------------------------------              -------------------------------
Chief Executive Officer                      Secretary
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                                                                     EXHIBIT 4.2

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNTIL A REGISTRATION STATEMENT WITH RESPECT THERETO IS DECLARED EFFECTIVE UNDER SUCH ACT OR THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE COMPANY THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT IS AVAILABLE.

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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written not in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.

TEN COM -- as tenants in common                           UNIF GIFT MIN ACT..........Custodian......(Minor)
TEN ENT -- as tenants by the entireties                     under Uniform Gifts to Minors Act.......(State)
JT TEN  -- as joint tenants with right of survivorship
           and not as tenants in common

For value received, the undersigned hereby sells, assigns and transfers unto Please insert Social Security or other  NOTICE: The
____________________________________________________________________________ identifying number of assignee.         signature to
         PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OR ASSIGNEE              ______________________________________  this assignment
                                                                                                                     must correspond
___________________________________________________________________________________________________________________  with the name as written upon
____________________________________________________________________________________________________________ Shares  the face of this certifi-
represented by the within Certificate, and hereby irrevocably constitutes and appoints_____________________________  cate in every
_____________________________________________________________________________________ Attorney to transfer the said  particular,
shares on the books of the within-named Corporation with full power of substitution in the premises.                 without atten-
                                                                                                                     tion or
                                                                                                                     enlargement or
                                                                                                                     in any change
                                                                                                                     whatsoever.
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Dated _____________________________

               In presence of        ___________________________________________

___________________________________